The Ohio National Life Insurance Company

Ohio National Variable Account A

ONcore Series of Variable Annuities

Supplement dated August 17, 2012

to the Prospectuses dated May 1, 2012

The following supplements and amends the prospectuses dated May 1, 2012, as previously supplemented:

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders

GLWB Plus

For GLWB Plus riders applied for on or after August 20, 2012, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Annuitant’s Age	Maximum Annual Withdrawal %
59 1/2 to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus

For Joint GLWB Plus riders applied for on or after August 20, 2012, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59 1/2 to 64	4.00%
65 to 74	4.50%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%